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                                                                    Exhibit 99
                        MONTHLY SERVICERS CERTIFICATE
                         SERVICER:  NATIONSBANK, N.A.
                        NATIONSBANK AUTO TRUST 1995-A


Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A. NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period                                                       Apr-98
Determination Date                                                      5/8/98
Deposit Date                                                           5/14/98
Distribution Date                                                      5/15/98


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
Pool Balance on the close of the last day of the
   preceding Collection Period                                  230,715,183.32
Less:		Principal Collections                                     15,760,284.38
      	Purchase Amount allocable to Principal	                       25,126.28
     		Realized Losses	                                             602,288.42
                                                             -----------------
Pool Balance on the close of the last day of the
   Collection Period                                            214,327,484.24
                                                             =================
Original Pool Balance                                         1,066,816,806.33
Pool Factor                                                          20.09037%
Class A Certificate Balance
     	Beginning Class A Certificate Balance	                    223,793,727.82
     	Class A Principal Distribution to Class A Distribution
         Account                                                 15,896,068.11
                                                             -----------------
     	Ending Class A Certificate Balance                        207,897,659.71
Original Class A Certificate Balance                         	1,034,812,302.14
Class A Pool Factor                                                  20.09037%
Class B Certificate Balance
     	Beginning Class B Certificate Balance	                      6,921,455.50
     	Class B Principal Distribution to Class B Distribution
         Account                                                    491,630.97
                                                             -----------------
     	Ending Class B Certificate Balance                          6,429,824.53
Original Class B Certificate Balance	                            32,004,504.19
Class B Pool Factor                                                  20.09037%


Class A Pass-Through Rate                                              5.8500%
Class B Pass-Through Rate                                              6.0000%


Class A Percentage                                                    97.0000%
Class B Percentage                                                     3.0000%
Available Interest
   	Collections and Liquidation Proceeds allocable
       to interest                                                1,980,601.66
   	Recoveries                                                      102,068.68
   	Purchase Amount allocable to Interest	                               95.00
                                                              ----------------
           		Total Interest Collections                           2,082,765.34
    Advances for the related Distribution Date	                     341,366.49
   	Less:  Outstanding Advances to be reimbursed	                   295,382.76
                                                             -----------------
          			Total Available Interest                             2,128,749.07
Available Principal
    Collections and Liquidation Proceeds allocable
       to Principal                                              15,760,284.38
   	Purchase Amount allocable to Principal	                          25,126.28
                                                              ----------------
          		Total Available Principal                            15,785,410.66
Deposit to Certificate Account
    Available Interest                                            2,128,749.07
    Available Principal                                          15,785,410.66
    Withdrawal from Reserve Account                                       0.00
    Less:  Basic Servicing Fee to be withheld from Collections      192,262.65
                                                             -----------------
             		Net Deposit to Certificate Account                17,721,897.08
Class A Interest Distribution
   	Class A Monthly Interest                                      1,090,994.42
   	Class A Interest Carryover Shortfall                                  0.00
                                                             -----------------
           		Total                                                1,090,994.42
Class B Interest Distribution
   	Class B Monthly Interest                                         34,607.28
   	Class B Interest Carryover Shortfall                                  0.00
                                                             -----------------
           		Total                                                   34,607.28
Class A Principal Distribution
   	Class A Monthly Principal                                    15,896,068.11
   	Class A Principal Carryover Shortfall from the
       preceding Distribution Date                                        0.00
                                                             -----------------
           		Total                                               15,896,068.11
Class B Principal Distribution
   	Class B Monthly Principal                                       491,630.97
   	Class B Principal Carryover Shortfall from the
       preceding Distribution Date                                        0.00
                                                             -----------------
           		Total                                                  491,630.97
Basic Servicing Fee (inc. unpaid amount from prior
    periods)                                                        192,262.65

Distributions to the extent of Available Interest and
  Available Reserve Amount (and Class B Percentage of
  Available Principal with respect to Class A Interest
  Distribution)
   	Unpaid Basic Servicing Fee to Servicer                          192,262.65
   	Class A Interest Distribution to Class A Distribution
       Account                                                    1,090,994.42
   	Class B Interest Distribution to Class B Distribution
       Account                                                       34,607.28

Distributions of Available Principal, Remaining Available
 Interest and Remaining Available Reserve Amount
   	Class A Principal Distribution to Class A Distribution
       Account                                                   15,896,068.11
   	Class B Principal Distribution to Class B Distribution
       Account                                                      491,630.97
   	To Reserve Account up to Specified Reserve Account Balance       32,788.23
   	Any Remaining Amounts to Sellers                                175,808.07

Specified Reserve Account Balance                                13,335,210.08
   	Greater of:
   	(a) Reserve percentage applicable                                    5.00%
        Pool Balance on last day of Collection Period
          times reserve percentage applicable                    10,716,374.21
    (b) Lesser of: Deposit from Available Interest
          and Available Principal
             (i)  floor amount stated or                         13,335,210.08
             (ii) Pool Balance on last day of Collection
                    Period plus interest through Scheduled
                    Distribution Date                           274,661,525.43
   	Specified Reserve Account Balance                            13,335,210.08



Reserve Account
   	Beginning Balance                                            13,335,210.08
   	Deposit from Available Interest and Available Principal          32,788.23
   	Investment Earnings                                              55,437.94
   	Less:  Withdrawal from Reserve Account and deposit to
           Certificate Account to cover:
             Accrued and unpaid Basic Servicing Fees                      0.00
             Amounts to be distributed to Certificateholders'             0.00
           		Reimb. to Servicer for Outstanding Advances
               associated with Defaulted Accounts		                  32,788.23
    Less: Withdrawal by Sellers of Excess of Reserve
              Account Balance Over Specified Reserve
              Account Balance	                                            0.00
Less:  Withdrawal of Investment Earnings by Servicer                 55,437.94
                                                             -----------------
Ending Balance                                                   13,335,210.08
                                                             =================

Available Reserve Account Balance	                               13,335,210.08

Realized Losses                                                     602,288.42
Net Loss Ratio (annualized)
    	For the current Collection Period	                                  2.70%
    	For the preceding Collection Period	                                2.29%
    	For the second preceding Collection Period                          2.01%
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)                                       2.33%


Delinquency Analysis
   	Number of Loans
              			30 to 59 days past due	                                   864
		              	60 to 89 days past due	                                   171
              			90 or more days past due	                                 166
                                                             -----------------
           		Total                                                       1,201

	Principal Balance
              			30 to 59 days past due	                          6,164,746.43
              			60 to 89 days past due	                          1,314,993.43
              			90 or more days past due	                        1,410,294.31
                                                              ----------------
           		Total                                                8,890,034.17

Delinquency Ratio
   	For the current Collection Period	                                   1.27%
   	For the preceding Collection Period	                                 1.31%
   	For the second preceding Collection Period                           1.47%
Average Delinquency Ratio (Specified Reserve Account
  Balance increases if greater than 1.25%)                               1.35%

Collateral Repossessed and Held by the Trust
   	Number                                                                  86
   	Principal Balance                                               722,787.29

Weighted Average Computations
   	Weighted Average Coupon                                          10.61150%
   	Weighted Average Original Term	                                      61.51
   	Weighted Average Remaining Term	                                     24.59

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